EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


THE BOARD OF DIRECTORS
CELGENE CORPORATION:


We consent to the use of our report, which report is based in part on a report of other auditors, incorporated by reference herein and to the reference to our firm under the heading "EXPERTS" in the prospectus.

                                                   /s/ KPMG LLP
                                                   ---------------------
                                                       KPMG LLP


Short Hills, New Jersey
December 18, 2001